                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     March 1, 2005
                                                 ---------------------

                                 Transpro, Inc.
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               (Exact Name of Registrant as Specified in Charter)

    Delaware                           1-13894                   34-1807383
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(State or Other Jurisdiction         (Commission               (IRS Employer
       of Incorporation)             File Number)            Identification No.)

100 Gando Drive, New Haven, Connecticut                            06513
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:         (203) 401-6450
                                                     ---------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [X] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 1, 2005, Transpro entered into an amendment to its loan and security agreement with Congress Financial Corporation (New England) in connection with the sale of its heavy duty OEM business to Modine Manufacturing
Company as described below. Among other things, the amendment, which is filed as an exhibit hereto and incorporated herein by reference, permits Transpro to sell its heavy duty OEM business.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On March 1, 2005, Transpro completed the previously announced sale of its heavy duty OEM business to Modine Manufacturing Company for $17 million in cash.
The sale was made pursuant to the OEM acquisition agreement, dated January 31,
2005, as amended on March 1, 2005.

     On March 2, 2005, Transpro issued a press release announcing the completion of the sale. Copies of the press release, the amendment to the OEM acquisition agreement and the unaudited pro forma financial statements of Transpro are filed as exhibits hereto and are incorporated herein by reference.

     Other than in respect of, or as a result of, the sale of the OEM business or the previously announced merger of Modine's aftermarket business into
Transpro, there is no material relationship between Modine and Transpro or any of its affiliates, or any director or officer of Transpro, or any associate of any such director or officer.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (b) Pro Forma Financial Information:

          The following unaudited pro forma financial information, which is required by this item and is based on the historical financial statements of
Transpro (as adjusted by the sale of the OEM business), is attached hereto as
Exhibit 99.2:

          1.   Unaudited Pro Forma Consolidated Statements of Operations for the
               years ended December 31, 2003, 2002 and 2001 and the nine months ended September 30, 2004 and 2003, which are presented as if the sale of the OEM business occurred on January 1, 2003. The
               OEM business will be treated as a discontinued operation in
               Transpro's financial statements as a result of the sale.

          2.   Unaudited Pro Forma Consolidated Balance Sheet as of September
               30, 2004, which is presented as if the sale of the OEM business occurred on September 30, 2004.

     (c) Exhibits:

         Number          Description
         ------          -----------

         2.1             OEM Acquisition Agreement, dated as of January 31,
                         2005, between Modine Manufacturing Company and Transpro
                         (incorporated by reference to Exhibit 2.3 to Transpro's
                         Current Report on Form 8-K filed with the Securities
                         and Exchange Commission on February 1, 2005).

         2.2             Amendment to OEM Acquisition Agreement, dated as of
                         March 1, 2005, between Modine Manufacturing Company and
                         Transpro.

         10.1            Eleventh Amendment to Loan and Security Agreement.

         99.1            Press release, dated March 2, 2005.

         99.2            Unaudited Pro Forma Financial Statements of Transpro.

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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRANSPRO, INC.

                                        By: /s/ RICHARD A. WISOT
                                            ------------------------------------
                                            Name:  Richard A. Wisot
                                            Title: Vice President, Treasurer,
                                                   Secretary and Chief Financial
                                                   Officer

Date: March 7, 2005

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                                  EXHIBIT INDEX
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NUMBER         DESCRIPTION
------         -----------

 2.1           OEM Acquisition Agreement, dated as of January 31, 2005, between
               Modine Manufacturing Company and Transpro (incorporated by reference to Exhibit 2.3 to Transpro's Current Report on Form 8-K
               filed with the Securities and Exchange Commission on February 1,
               2005).

 2.2           Amendment to OEM Acquisition Agreement, dated as of March 1,
               2005, between Modine Manufacturing Company and Transpro.

 10.1          Eleventh Amendment to Loan and Security Agreement.

 99.1          Press release, dated March 2, 2005.

 99.2          Unaudited Pro Forma Financial Statements of Transpro.

                                       5